Quarterly Holdings Report
for
Fidelity® Sustainable Multi-Asset Fund
June 30, 2026
MAF-NPRT3-0826
1.9904619.104
Bond Funds - 22.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	639,961	5,906,840
Fidelity Long-Term Treasury Bond Index Fund (a)	427,993	3,928,979
Fidelity Sustainable Core Plus Bond Fund (a)	1,348,820	12,584,489
TOTAL BOND FUNDS (Cost $22,490,060)		22,420,308

Domestic Equity Funds - 41.3%
	Shares	Value ($)
Fidelity U.S. Sustainability Index Fund (a) (Cost $32,855,909)	1,201,274	40,338,796

International Equity Funds - 35.8%
	Shares	Value ($)
Fidelity International Sustainability Index Fund (a)	786,527	13,347,364
Fidelity Sustainable Emerging Markets Equity Fund (a)	491,431	7,381,288
Fidelity Sustainable International Equity Fund (a)	1,087,345	14,200,729
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $27,085,984)		34,929,381

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $82,431,953)	97,688,485
NET OTHER ASSETS (LIABILITIES) - 0.0%	(5,138)
NET ASSETS - 100.0%	97,683,347

Legend

(a)	Affiliated fund.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	145,050	145,050	17	-	-	-	-	0.0%
Total	-	145,050	145,050	17	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Inflation-Protected Bond Index Fund	2,960,188	4,272,513	1,276,880	101,308	(8,174)	(40,807)	5,906,840	639,961
Fidelity International Sustainability Index Fund	6,228,953	7,790,407	1,893,901	218,946	(718)	1,222,623	13,347,364	786,527
Fidelity Long-Term Treasury Bond Index Fund	1,945,839	2,724,212	664,376	90,923	(2,068)	(74,628)	3,928,979	427,993
Fidelity Sustainable Core Plus Bond Fund	5,806,171	8,839,524	1,923,272	288,294	(969)	(136,965)	12,584,489	1,348,820
Fidelity Sustainable Emerging Markets Equity Fund	3,088,947	4,661,580	2,034,047	45,170	48,034	1,616,774	7,381,288	491,431
Fidelity Sustainable International Equity Fund	6,648,884	8,452,514	2,645,399	191,406	23,665	1,721,065	14,200,729	1,087,345
Fidelity Sustainable Low Duration Bond Fund	529,083	228,658	756,241	6,123	1,009	(2,509)	-	-
Fidelity Sustainable U.S. Equity ETF	4,778,430	-	4,831,819	-	1,275,646	(1,222,257)	-	-
Fidelity U.S. Sustainability Index Fund	13,388,731	25,891,623	3,015,793	258,114	3,001	4,071,234	40,338,796	1,201,274
	45,375,226	62,861,031	19,041,728	1,200,284	1,339,426	7,154,530	97,688,485

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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